SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549


                                FORM 8-K

                             CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of
                  the Securities Exchange Act of 1934


Date of Report:  March 8, 2000
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(Date of earliest event reported)


                     WPS Resources Corporation
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      (Exact name of registrant as specified in its charter)



                            Wisconsin
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          (State or other jurisdiction of incorporation)


        1-11337                            39-1775292
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(Commission File Number)        (IRS Employer Identification No.)


700 North Adams Street, P.O. Box 19001, Green Bay, WI  54307-9001
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     (Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code: (920)433-4901
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                         Not Applicable
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(Former name or former address, if changed since last report)


                        Page 1 of 3 Pages
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ITEM 5.   OTHER EVENTS.

WPS Resources Corporation issued a Form 8-K on December 14, 1999 describing our plans to purchase shares of our common stock (NYSE: WPS) in the open market to fund our stock-based employee benefit plans and Stock Investment Plan. In light of current market conditions, we now anticipate increasing our purchases of our common stock in the open market to further fund our stock-based employee benefit plans, including certain of our stock option plans. The timing of our purchases may likely lead to more concentrated purchases earlier in the year 2000 than later in the year. Total potential purchases in the year 2000 of our common stock for all of our stock-based employee benefit plans and our Stock Investment Plan could increase from our prior range of between 500,000 and 700,000 shares to between 700,000 and 1,500,000 shares.



ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (c)     EXHIBITS.

               1. Item 5 of WPS Resources Form 8-K filed December 14, 1999 (Incorporated by reference to Item 5 of Form 8-K filed December 14, 1999 [File No. 1-11337]).

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                                    SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               WPS RESOURCES CORPORATION



                                           By:  /s/ D. L. Ford
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                                                 D. L. Ford
                                                 Vice President-Controller
                                                 and Chief Accounting Officer





Date: March 8, 2000

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